UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

HASH LABS INC.
(Exact name of registrant as specified in its charter)

Nevada	033-25126D	85-0368333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 879-8896

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 10, 2018, Hash Labs Inc. (the “Company”) entered into a subscription agreement (the “First Subscription Agreement”) with an accredited investor (the “First Investor”) pursuant to which the Company agreed to sell, and the First Investor agreed to purchase, an aggregate of 1,010,101 shares of the Company’s common stock, $0.0001 par value (the “Common Stock”) for an aggregate purchase price equal to $333,333.33.

On July 12, 2018, the “Company entered into a subscription agreement (the “Second Subscription Agreement” and, together with the First Subscription Agreement, the “Subscription Agreements”) with another accredited investor (the “Second Investor” and, together with the First Investor, the “Investors”) pursuant to which the Company agreed to sell, and the Second Investor agreed to purchase, an aggregate of 1,010,101 shares of the Company’s Common Stock for an aggregate purchase price equal to $333,333.33.

The closings under both of the Subscription Agreements have occurred. The Common Stock was sold to the Investors in a private placement in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder. The shares sold pursuant to the Subscription Agreements are restricted in accordance with Rule 144 of the Securities Act. The issuance, and potential issuances, did not involve any public offering. No underwriters or agents were or will be involved in the foregoing issuances and the Company paid no underwriting discounts or commissions in connection therewith.

The foregoing description of the Subscription Agreements do not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, a copy of which was filed as Exhibit 10.1 to our Form 8-K filed on June 29, 2018, and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibit to this Current Report.

No.	Exhibit
10.1	Form of Subscription Agreement (incorporated by reference as Exhibit 10.1 to our Form 8-K filed on June 29, 2018 (File No. 033-25126-D)).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASH LABS INC.

Date: July 16, 2018	By:	/s/ J. Mark Goode
J. Mark Goode Chief Executive Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

2